UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2008

FORCE PROTECTION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2008, Force Protection, Inc. received a NASDAQ Additional Staff Determination letter indicating that Force Protection is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not file its Quarterly Report on Form 10-Q for the period ended June 30, 2008 with the Securities and Exchange Commission (the “SEC”).  On March 19, 2008, Force Protection received a NASDAQ Staff Determination letter indicating that Force Protection is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 with SEC.  On May 20, 2008, Force Protection received a NASDAQ Additional Staff Determination letter indicating that Force Protection is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not file its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2008 with the SEC.

On March 21, 2008, Force Protection requested a hearing before the panel to review NASDAQ’s determination and to request continued listing of its common stock on The Nasdaq Capital Market.  On May 29, 2008, Force Protection, Inc. received a letter from the Nasdaq Hearings Panel granting its request for continued listing on the Nasdaq Stock Market until September 15, 2008, subject to certain conditions.  These conditions include, without limitation, that on or before September 15, 2008 Force Protection shall file with the SEC its Form 10-K for the fiscal year ended December 31, 2007, the Form 10-Q for the fiscal quarter ended March 31, 2008 and any required restatements.

Force Protection intends to file its Annual Report on Form 10-K for the year ended December 31, 2007 and the Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2008 and the three and six month period ended June 30, 2008 with the SEC on or before September 15, 2008.

Forward-Looking Statements

The information provided in this current report on Form 10-K includes forward-looking statements, including statements regarding the estimated timing for the filing of the Company’s Annual Report on Form 10-K for the period ended December 31, 2007 and the Quarterly Reports on Form 10-Q for the periods ended March 31, 2008 and June 30, 2008.

Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements.  These statements are based on beliefs and assumptions by Force Protection’s management, and on information currently available to management.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any of them publicly in light of new information or future events.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements.  Examples of these factors include, but are not limited to, the timing and nature of the final resolution of the accounting issues; the Company’s ability to identify and remedy internal control weaknesses and deficiencies; its ability to effectively manage the risks in its business; the reaction of the marketplace to the foregoing and any further errors in accounting that the Company may find which could cause the Company to restate our financial statements for additional periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: August 14, 2008

/s/ Michael Moody
(Signature)

Name: Michael Moody
Title: Chief Executive Officer and President